UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 6, 2013

Triple-S Management Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Puerto Rico	000-49762	66-0555678
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico		00920
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	787-749-4949

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On March 6, 2013, the Company issued a press release announcing its intention to convert 7 million of the 9 million outstanding Class A shares into Class B shares and to concurrently conduct a marketed secondary public offering for all or a substantial majority of the converted shares. The Company also announced its intention to repurchase up to $30 million of Class B shares as a purchaser in the offering.

A copy of the Company's press release announcing the conversion and the offering is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is being furnished with this report:

Exhibit 99.1 Press Release of Triple-S Management Corporation, dated March 6, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triple-S Management Corporation

March 6, 2013	By:	Ramon M. Ruiz-Comas

Name: Ramon M. Ruiz-Comas
Title: President and CEO

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Triple-S Management Corporation, dated March 6, 2013.